CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Statement [Abstract]
Revenue, related parties	$ 142,833	$ 169,783	$ 179,651
Cost, depreciation and amortization	671,932	715,413	515,309
Total expenses, related parties	84,797	80,524	290,748
Interest expense, related parties	(387,208)	(246,875)	(11,024)
Gain (loss) from change in fair value of warrant liabilities, related parties	$ (345,271)	$ 819,647	$ (373,738)